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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Elcor Corporation's previously filed Registration Statements on Form S-8 (File No. 2087437) and Form S-3 (File No. 2-87436).



                                                /s/ ARTHUR ANDERSEN LLP
                                                -------------------------------
                                                Arthur Andersen LLP



Dallas, Texas
  September 26, 2001